SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 15, 2010
Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-15752 (Commission File No.)	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue Medford, MA (Address of principal executive offices)	02155 (Zip Code)
(781) 391-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05      Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
          On April 13, 2010, the Board of Directors of Century Bancorp, Inc. (the "Company") approved the amendment of the Code of Ethics (the “Code”) of the Company. The main purpose for amending the Code was to enhance or clarify certain sections. The Company's Code of Ethics is incorporated by reference as Exhibit 14.
Item 5.07      Submission of Matters to a Vote of Security Holders
          On April 13, 2010, the Board of Directors of the Company held its annual meeting of stockholders for the purpose of the election of 14 Directors to one year terms and ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010. A table of the Company’s Submission of Matters to a Vote of Security Holders is incorporated by reference as Exhibit 99.
Item 9.01      Financial Statements and Exhibits
          (d)         Exhibits
                        14      The Company’s Code of Ethics, amended as of April 13, 2010.
                        99      Table of the Company’s Submission of Matters to a Vote of Security Holders.

SIGNATURES
          Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ William P. Hornby
William P. Hornby
Chief Financial Officer and Treasurer

Dated: April 15, 2010